LORD ABBETT TAX-FREE INCOME TRUST
                     LORD ABBETT TAX-FREE INCOME FUND, INC.

                       Supplement dated July 22, 2002 to
                      Statement of Additional Information

The following information hereby amends the Statement of Additional Information for the Lord Abbett Tax-Free Income Trust and the Lord Abbett Tax-Free Income Fund, Inc. dated February 1, 2002. The following paragraph should supersede the second paragraph under the caption "1. Fund History."

     "Lord Abbett Tax-Free Income Trust (the "Income Trust") was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Business Trust on July 22, 2002 with an unlimited amount of shares of beneficial interest authorized. The Income Trust consists of the following Series and Classes: Florida Series, Class A, C and P shares; Georgia Series, Michigan Series and Pennsylvania Series, Class A and P shares."